UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant [  ]

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[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[X] Definitive Additional Materials

[  ] Soliciting Material Under Rule 14a-12

ORGENESIS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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ORGENESIS INC.

20271 Goldenrod Lane

Germantown, Maryland 20876

REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 18, 2020

This Notice of Change of Location relates to the proxy statement of Orgenesis Inc. (the “Company”), dated September 23, 2020, filed with the Securities and Exchange Commission and previously furnished to stockholders of the Company in connection with solicitation of proxies by the Board of Directors of the Company for use at the 2020 annual meeting of stockholders (the “Annual Meeting”), to be held on November 18, 2020.

On November 3, 2020, the Company issued a press release announcing that the Annual Meeting will be changed from a hybrid in-person and virtual meeting to a virtual-only meeting format. A copy of the press release is attached.

Except as specifically stated in this supplement, the information set forth in the proxy statement remains unchanged. We urge you to read this supplement carefully in its entirety together with the proxy statement. From and after the date of this supplement, all references to the “proxy statement” are to the proxy statement as supplemented herein. This supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on November 3, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

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Orgenesis Announces Virtual 2020 Annual Meeting of Stockholders

GERMANTOWN, Md., Nov. 3, 2020 (GLOBE NEWSWIRE) — Orgenesis Inc. (NASDAQ: ORGS) (“Orgenesis” or the “Company”), a global biotech company working to unlock the full potential of cell and gene therapies, announced today that due to the public health impact of the COVID-19 pandemic and to support the health and well-being of its stockholders, the 2020 Annual Meeting, scheduled for November 18, 2020 at 10:00 am Eastern Time, will be held in a virtual format only. An in-person meeting will not be held this year.

To attend and participate in the Annual Meeting, stockholders of record as of the close of business on September 21, 2020 may visit the virtual event link provided in their proxy notice and use the control number received to log into the website. Stockholders will have the opportunity to vote and ask questions during the Annual Meeting by following the instructions available on the meeting website. For stockholders who have already voted, no action is required. Stockholders may log into the website 15 minutes prior to the meeting start time.

A support line will also be available during the Annual Meeting should stockholders require assistance. Digital copies of the Company’s proxy statement and 2019 Annual Report are available on the Company’s website at www.orgenesis.com, and will also be available on the webcast.

Whether or not stockholders plan to attend the Annual Meeting, Orgenesis urges stockholders to select one of the methods described in the proxy materials to vote and submit their proxies in advance of the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote stockholder shares in connection with the Annual Meeting.

About Orgenesis

Orgenesis is a global biotech company working to unlock the full potential of cell and gene therapies (CGTs) in an affordable and accessible format at the point of care. The Orgenesis POCare Platform is comprised of three enabling components: a pipeline of licensed POCare Therapeutics that are processed and produced in closed, automated POCare Technology systems across a collaborative POCare Network. Orgenesis identifies promising new therapies and leverages its POCare Platform to provide a rapid, globally harmonized pathway for these therapies to reach and treat large numbers of patients at lowered costs through efficient, scalable, and decentralized production. The Network brings together patients, doctors, industry partners, research institutes and hospitals worldwide to achieve harmonized, regulated clinical development and production of the therapies. Learn more about the work Orgenesis is doing at www.orgenesis.com.

Forward-Looking Statements

Statements contained herein that relate to the Company’s 2020 annual meeting of stockholders are forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words or phrases such as “will be,” “will,” “may” or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only and are subject to certain risks, uncertainties, and assumptions, many of which are beyond our control. Among the factors that could cause the Company’s 2020 annual meeting logistical arrangements to change include: general business and economic conditions; imposition of restrictive governmental regulations implemented to address public health concerns; or operational delays or difficulties because of the novel coronavirus or similar diseases, or uncertainty regarding the same. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact for Orgenesis:

Crescendo Communications, LLC

Tel: 212-671-1021

ORGS@crescendo-ir.com

Source: Orgenesis Inc.

***

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON NOVEMBER 18, 2020

Dear Stockholders,

Due to public health and safety concerns related to the coronavirus (COVID-19) pandemic, and to protect the health and well-being of our stockholders, notice is hereby given that the location of the 2020 Annual Meeting of Orgenesis Inc. has been changed to a virtual-only format. The Annual Meeting will be held on November 18, 2020 at 10:00 am Eastern Time.

As described in the proxy materials for the Annual Meeting that were previously distributed, only stockholders of record at the close of business on September 21, 2020 are entitled to attend and participate at the Annual Meeting. You will be able to participate in the Annual Meeting, vote your shares and submit questions electronically during the live webcast of the meeting by visiting www.issuerdirect.com/virtual-event/orgs and entering your control number found in your proxy notice. If you encounter any difficulties accessing the live webcast on the day of the Annual Meeting, please call the technical support number at 1-866-752-8683.

Whether or not you plan to participate in the live webcast of the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Sincerely,

/s/ Vered Caplan

Vered Caplan
President & Chief Executive Officer
Germantown, Maryland
November 3, 2020